UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 3, 2006
DEL MONTE FOODS COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Market @ The Landmark
San Francisco, California		94105

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (415) 247-3000
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
The information in Item 2.03 below regarding the recalculation of scheduled amortization and related deemed amendment of the Amended Credit Agreement (as defined in Item 2.03 below) is incorporated herein by reference.
Section 2 – Financial Information
Item 2.01. Completion of Acquisition or Disposition of Assets
On March 15, 2006, Del Monte Corporation (“DMC”), a wholly-owned subsidiary of Del Monte Foods Company (“DMFC ” and, collectively with its direct and indirect subsidiaries, including DMC, “Del Monte”), entered into an Asset Sale Agreement with Kraft Foods Global, Inc. (the “Seller”).
On July 3, 2006, the parties closed under the Asset Sale Agreement and accordingly, pursuant to the terms of the Asset Sale Agreement, effective as of 12:01 a.m. July 2, 2006, DMC purchased certain pet product assets, including the Milk-Bone brand, from the Seller for $580 million in cash. The purchase price may be adjusted post-closing for inventory of the business at closing.
The Asset Sale Agreement contains customary representations, warranties, covenants, and indemnification provisions.
Neither DMFC nor any of its affiliates have any material relationships with the Seller or its directors, officers, stockholders or affiliates.
This description of the Asset Sale Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Asset Sale Agreement, a copy of which was attached as Exhibit 2.1 to the Current Report on Form 8-K filed on March 20, 2006 (the “March 20 Form 8-K”) and is incorporated herein by reference. The Asset Sale Agreement was filed with the March 20 Form 8-K to provide investors and stockholders with information regarding its terms. The Asset Sale Agreement is not intended to provide any other factual information about Del Monte or the Seller. The Asset Sale Agreement contains representations and warranties that the parties to the Asset Sale Agreement made to and solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing and prior to the closing under the Asset Sale Agreement. Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of execution of and closing under the Asset Sale Agreement and are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Asset Sale Agreement and the closing date, which subsequent information may or may not be fully reflected in Del Monte’s public disclosures.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On May 19, 2006, DMC entered into an Amendment No. 2 (the “Amendment”) to the Credit Agreement dated as of February 8, 2005 among DMC, DMFC and the lender parties thereto (as amended from time to time, prior to giving effect to the Amendment, the “Existing Credit Agreement”). The Existing Credit Agreement, as amended by the Amendment, is referred to herein as the “Amended Credit Agreement.” The terms and conditions of the Amended Credit Agreement are summarized in DMFC’s Current Report on Form 8-K filed on May 24, 2006. A copy of the Amendment is attached to such Current Report as Exhibit 10.3 thereto and is incorporated herein by reference.
On July 3, 2006, DMC borrowed an additional $580.0 million in Term B loans under the Amended Credit Agreement and approximately $13.0 in revolving loans under the Amended Credit Agreement to provide the funding for the Milk-Bone acquisition described above under Item 2.01 and to fund transaction-related expenses. Immediately thereafter, and including other borrowings made by DMC on July 3, 2006 under the revolving credit facility, there were approximately $409.3 million in loans outstanding under DMC’s Term Loan A facility, $790.9 million in loans outstanding under DMC’s Term Loan B facility and $178.1 million in loans outstanding under DMC’s revolving credit facility. In addition, there were on such date approximately $48 million in outstanding letters of credit issued under the Amended Credit Agreement.
Pursuant to the terms of the Amended Credit Agreement, scheduled amortization with respect to the Term B loans was recalculated as of July 3, 2006 to reflect the higher total principal amount resulting from the $580.0 million Term B loan borrowing on such date, and the Amendment and Amended Credit Agreement were deemed amended as of such date to reflect such recalculation. Such scheduled amortization remains approximately 1.00% per annum with respect to each of the quarterly payments commencing on July 28, 2006 through January 28, 2011, with the remaining 95.25% due in four approximately equal installments commencing on April 29, 2011 and ending on the February 8, 2012 maturity date. Accordingly, the initial scheduled amortization payment due on July 28, 2006 under the Term B facility is approximately $1.98 million.

Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired.

Del Monte intends to file Milk-Bone’s Statements of Assets Acquired and Statements of Revenues in Excess of Expenses for the periods specified in Rule 3-05(b) of Regulation S-X within the time period permitted by Item 9.01 of Form 8-K.

(b)	Pro Forma Financial Information.

Del Monte intends to file the pro forma information required by Article 11 of Regulation S-X within the time period permitted by Item 9.01 of Form 8-K.

(c)	Not applicable.

(d)	Exhibits.

Exhibit	Description

2.1	Asset Sale Agreement between Del Monte Corporation and Kraft Foods Global, Inc., dated as of March 15, 2006 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed March 20, 2006)

10.3	Amendment No. 2 among Del Monte Corporation, Del Monte Foods Company and the lender and agent parties thereto dated May 19, 2006 to the Credit Agreement (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed May 24, 2006)

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company

Date: July 7, 2006	By:	/s/ Richard L. French

		Name:	Richard L. French
		Title:	Senior Vice President, Chief Accounting
Officer and Controller

EXHIBIT INDEX

Exhibit	Description

2.1	Asset Sale Agreement between Del Monte Corporation and Kraft Foods Global, Inc., dated as of March 15, 2006 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed March 20, 2006)

10.3	Amendment No. 2 among Del Monte Corporation, Del Monte Foods Company and the lender and agent parties thereto dated May 19, 2006 to the Credit Agreement (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed May 24, 2006)